UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

1000 Second Avenue, Suite 3320, Seattle, Washington 98104

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2016

Date of reporting period: November 21, 2016

Kavilco Incorporated Newsletter

November 18, 2016

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following report has been edited to include articles only. The table of contents has not been included.

SHAREHOLDER CHANGE OF ADDRESS AND BANK ACCOUNT INFORMATION FOR DIRECT DEPOSIT CAN NOW BE DONE OVER THE PHONE making it easier to keep your information current

Dividend Declaration

On November 4, 2016, the Board of Directors declared a cash dividend of $84.00 per share, none of which was long-term capital gains.

This dividend was paid to shareholders of record as of November 7, 2016. The Board of Directors and management are constantly monitoring the financial arena to better our returns. The dividend was payable on November 18, 2016.

As of November 18, 2016, Kavilco has made over fifty two million dollars in payments to shareholders; $52,787,658 dollars to be exact. We have distributed more than the entire net worth of Kavilco.

In 1990, shareholders elected to have Kavilco become a registered investment company, which is exempt from the 40% federal income tax. This means that Kavilco Incorporated has saved shareholders $14,870,520 in corporate taxes. These tax savings are passed on to the shareholder resulting in higher dividends. Since 1990, a person who owns 100 shares is $123,921 dollars richer because Kavilco is an investment company that is exempt from federal income tax.

Sincerely,

/s/Louis L. Jones, Sr.

Louis L. Jones, Sr., President

Highlights of the Annual Meeting

Kavilco's Annual Meeting of Shareholders was held at Cape Fox Lodge in Ketchikan, AK and opened with a prayer. President Louis L. Jones Sr. gave welcoming remarks to the shareholders, guests, and family and then asked each member of the Board of Directors to provide a little background on themselves.

After the Chief Financial Officer's report to shareholders (see page 4), the floor opened to Shareholders for questions. There were questions raised about historical information collected and about consolidating historical data, the Board listened and took the remarks under advisement. There was also a Shareholder request that the Board of Directors consider blocking off the boat launch in Kasaan. The Board indicated that it received this request in writing by residents of Kasaan and determined, after a lengthy discussion, that Kavilco, and Kavilco shareholders have more to lose than it has to gain by blocking off the boat launch.

Election Results

Laird A. Jones, Melanie Young, and Eleanor Hadden were all re-elected to the Kavilco Board of Directors and the selection of Peterson Sullivan LLP, as put forward by the Board, was also ratified.

Only 51.4 percent of the vote was returned this year by shareholders. Anything under 50% will require that Kavilco hold a second Annual Meeting and may result in a lower dividend distribution to shareholders. IT IS IMPORTATANT THAT YOU VOTE EVERY YEAR!

Annual Dinner and Auction

At Kavilco Inc.'s 37th Annual Dinner and Kasaan Haida Heritage Foundation auction, the dinner this year was steak and prawns.

After dinner the Kasaan Haida Heritage Foundation held their auction with Henry Jones as the head auctioneer. Due to generous donations and enthusiastic bidding, KHHF raised over five thousand dollars. Roberta Kerstetter won the grand prize, a beautiful hand painted drum created and donated by Ardath Peterson.

The Kasaan Haida Heritage Foundation is now raising funds for the maintenance and upkeep of all historical sites in Kasaan.

Kavilco's Privacy Policy

The Company has adopted the following Privacy Policy:

This Privacy Policy sets forth our policies with respect to non-public personal information of our shareholders and former shareholders. These policies apply to individuals only and may be changed at any time, provided a notice of such change is provided to you.

You may provide us from time to time with personal, non-public information about you, such as your address, your social security number, and information about your family. We do not disclose your personal non-public information to anyone, except as follows:

- We may disclose your personal non-public information if you direct us to do so, or if we are required by applicable law to do so.

We seek carefully to safeguard your private information and, to that end, we restrict access to non-public personal information about you to those employees who need to know the information eo enable us to provide services to you.

Non of your personal, non-public information may be accessed by anyone on our website. This Privacy Policy will be sent to shareholders in this annual fall newsletter.

Shareholders In Memoriam

Earl J. Frank

Lyla M. Anderson

Rest In Peace

Proxy Prizes Awarded

$350 ea. Early Bird Draw-for ballots returned by October 21, 2016.

Shareholders: Anna Lathen, Justin Jones, and Richard S. Cook

$200 ea. All Ballots Draw-all returned ballots were eligible for this draw.

Shareholders: Virginia Starr, Henry Jones, and Keith Gordon

$100 ea. Attendees Draw-for returned ballot and attendance at the annual meeting.

Shareholders: Diane Demmert, Robert Kerstetter, Janelle Hyatt, Audrey Escoffon, and George Demmert, Jr.

Chief Financial Officer's Report

The primary source of the shareholder’s dividend is interest income derived from corporate bond interest. The proceeds from maturing bonds need to be reinvested in order to maintain the dividend payment. With each passing year, this becomes more difficult due to historically low interest rates.

Mr. Burns read from his 2016 Report to Shareholders: "There is a new investment term that singles out Kavilco's strategy over the last five years and that is TINA, There Is No Alternative. This has to be the least inspiring rationale for a bull market ever. No matter how far they've run, how high the valuations have become, or how pitiful the underlying economic fundamental may be, Kavilco has no choice to keep investing and holding stocks."

How successful has this strategy been? The September profit and loss statement has a reduction of $160,000 of investment income. Simply put, dividend income cannot make up the difference in the decline in bond interest due to maturities of high yielding corporate bonds.

Fortunately, the Board of Directors approved a strategy known as the Dow Dogs. Basically, two million dollars is invested equally among the 10 highest yielding Dow Jones Industrial stocks. This very successful strategy resulted in a $230,000 in capital gain when these stocks were sold in September. This was a major offset to the previously discussed $160,000 loss and helped increase the shareholder dividend this year.

In the next 12 months there will be $5 million of corporate bonds maturing. These are some of our highest yielding investments with yields ranging from 3.5% to 6.25%. The loss income from these maturities will have a major impact on Kavilco's earnings in 2017. Granted, the Dow Dogs strategy was extremely successful this year. However, due to the speculative nature of this strategy, it is not possible to project what impact this will have on earnings a year from now.

Another pitfall in earnings has to do with 7i revenue. This is income Kavilco receives from the regional Alaska Native Corporations. The income from the resources which 7i income is predicated on has been declining.

Mr. Burns gave a brief over view of how 7i income is computed and the tax and administrative challenges and consequences of being a registered investment company.